Exhibit 99.2

scansource

Fiscal Second Quarter

2023 Earnings

"The ScanSource team executed exceptionally well, delivering 17% net sales growth and record profitability for the quarter. This exceptional performance is a result of strong demand and operating leverage in our hardware and Intelisys businesses."

Mike Baur
Chairman and CEO, ScanSource, Inc.

Key Highlights

- **Q2 Net Sales Top $1B; Record Sales for Continuing Operations**
- **Gained Operating Leverage on SG&A Expenses**
- **Winning with our Hybrid Distribution Strategy; Raises Full Year Outlook**

17% Net Sales Growth and 7% Gross Profit Growth

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales **+17% Y/Y** $1.011B	**STS, Net Sales** **+26% Y/Y** $627.5M	**MC&C, Net Sales** **+5% Y/Y** $383.7M
Gross Profit **+7% Y/Y** $115.3M, 11.4% margin	**STS, Gross Profit** **+9% Y/Y** $56.7M, 9.0% margin	**MC&C, Gross Profit** **+5% Y/Y** $58.6M, 15.3% margin

© ScanSource 2022

Second Quarter Metrics Reflect Operational Excellence

$1.01 per share
+13% Y/Y
GAAP Diluted EPS
All-time Company record

4.83%
Adjusted EBITDA Margin*

$(124)M TTM
Operating Cash Flow
Working capital for growth

$1.06 per share
+4% Y/Y
Non-GAAP Diluted EPS*

$48.8M
+15% Y/Y
Adjusted EBITDA*
All-time Company record

15.6%
Adjusted ROIC*
No Q2 share repurchases

Solid Financial Foundation for Growth

1.8x net debt to TTM adjusted EBITDA Target range: 1x to 2x	**5.0x inventory turns**	**Paid for inventory days of 10.9**	**69 days sales outstanding**

Fiscal Year 2023 Outlook updated as of February 7, 2023 (replaces previously provided guidance)

At Least 6.5% (up from 5.5%)
Net Sales Growth

At Least $176M (up from $174M)
+6% Y/Y
Adjusted EBITDA*

Focused Execution of Value Creation Strategy

- A repositioned company – Innovative hybrid distributor
- Building on specialized technologies
- Differentiated market position
- Attractive financial profile
- Delivering long-term sustainable growth

* Non-GAAP measure; adjusted ROIC represents return on invested capital
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's second quarter fiscal year 2023 news release issued on February 7, 2023, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2022

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY23 outlook, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the failure to hire and retain quality employees, risk to our business from a cyber-security attack, the failure to manage and implement our organic growth strategy, economic weakness and inflation, a failure of our IT systems, a failure to acquire new businesses, changes in interest and exchange rates and regulatory regimes impacting our international operations, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2022, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP SG&A expenses, adjusted EBITDA, adjusted ROIC and net sales less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q2 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$1,011,241	$ 943,813	$ 962,283	$ 845,990	$ 864,079	7%	17%
Gross profit	$ 115,334	$ 113,485	$ 110,792	$ 106,508	$ 107,653	2%	7%
Gross profit margin %	*11.4 %*	*12.0 %*	*11.5 %*	*12.6 %*	*12.5 %*	*(62) bp*	*(105) bp*
SG&A expenses	$ 69,074	$ 71,593	$ 75,905	$ 66,522	$ 69,161	(4)%	—%
Operating income	$ 39,432	$ 34,888	$ 27,424	$ 32,917	$ 31,498	13%	25%
Operating income %	*3.90 %*	*3.70 %*	*2.85 %*	*3.89 %*	*3.65 %*	*20 bp*	*25 bp*
Net income	$ 25,734	$ 24,042	$ 19,947	$ 23,526	$ 23,152	7%	11%
Diluted EPS	$ 1.01	$ 0.94	$ 0.78	$ 0.91	$ 0.89	7%	13%
Select reported Non-GAAP measures: [(a)]							
Non-GAAP operating income	$ 40,724	$ 39,129	$ 31,864	$ 37,374	$ 35,892	4%	13%
Non-GAAP operating income %	*4.03 %*	*4.15 %*	*3.31 %*	*4.42 %*	*4.15 %*	*(12) bp*	*(13) bp*
Non-GAAP net income	$ 26,941	$ 27,203	$ 23,266	$ 26,879	$ 26,446	(1)%	2%
Non-GAAP diluted EPS	$ 1.06	$ 1.07	$ 0.91	$ 1.04	$ 1.02	(1)%	4%
Adjusted EBITDA	$ 48,815	$ 45,275	$ 38,672	$ 44,115	$ 42,542	8%	15%
Adjusted EBITDA %	*4.83 %*	*4.80 %*	*4.02 %*	*5.21 %*	*4.92 %*	*3 bp*	*(10) bp*
Adjusted ROIC	15.6 %	15.6 %	14.9 %	18.0 %	17.6 %	— bp	(200) bp
Operating cash flow (QTR)	$ (26,885)	$ (48,459)	$ (78,684)	$ 29,707	$ (18,419)	*nm	*nm
Operating cash flow (TTM)	$ (124,321)	$ (115,855)	$ (124,355)	$ 15,674	$ (74,285)	*nm	*nm

[(a)] See pages 11 through 12 for the calculation of non-GAAP measures and reconciliations to GAAP measures.

**nm - percentages are not meaningful*

scansource.com 4 February 7, 2023

ScanSource, Inc.
Earnings Infographic
Q2 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q/Q	Y/Y
Net sales	$ 627,548	$ 576,329	$ 580,619	$ 503,072	$ 496,920	9%	26%
Gross profit	$ 56,732	$ 58,404	$ 53,994	$ 54,021	$ 52,048	(3)%	9%
Gross profit margin %	*9.0 %*	*10.1 %*	*9.3 %*	*10.7 %*	*10.5 %*	*(109) bp*	*(143) bp*
GAAP operating income	$ 19,682	$ 21,852	$ 15,408	$ 20,623	$ 16,551	(10)%	19%
GAAP operating income %	*3.14 %*	*3.79 %*	*2.65 %*	*4.10 %*	*3.33 %*	*(66) bp*	*(20) bp*
Add: Intangible amortization expense	$ 1,266	$ 1,341	$ 1,491	$ 1,491	$ 1,491	(6)%	(15)%
Non-GAAP operating income	$ 20,948	$ 23,193	$ 16,899	$ 22,114	$ 18,042	*(10)%*	*16%*
Non-GAAP operating income %	*3.34 %*	*4.02 %*	*2.91 %*	*4.40 %*	*3.63 %*	*(69) bp*	*(29) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 19,682	$ 21,852	$ 15,408	$ 20,623	$ 16,551	(10)%	19%
Plus:							
Depreciation expense	1,873	1,941	2,089	1,833	1,867	*(4)%*	—%
Intangible amortization expense	1,266	1,341	1,491	1,491	1,491	(6)%	(15)%
Interest income	194	321	325	265	299	(40)%	(35)%
Other income/(expense), net	71	(125)	(141)	165	(169)	*nm	*nm
EBITDA	23,086	25,330	19,172	24,377	20,039	(9)%	15%
Adjustments:							
Share-based compensation expense	2,203	1,556	1,710	1,659	2,038	42%	8%
Adjusted EBITDA (non-GAAP)	$ 25,289	$ 26,886	$ 20,882	$ 26,036	$ 22,077	*(6)%*	*15%*
Adjusted EBITDA (non-GAAP) %	*4.03 %*	*4.67 %*	*3.60 %*	*5.18 %*	*4.44 %*	*(64) bp*	*(41) bp*

**nm - percentages are not meaningful*

scansource.com 5 February 7, 2023

ScanSource, Inc.
Earnings Infographic
Q2 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22	Q/Q	Y/Y
Net sales	$ 383,693	$ 367,484	$ 381,664	$ 342,918	$ 367,159	4%	5%
Gross profit	$ 58,602	$ 55,081	$ 56,798	$ 52,487	$ 55,605	6%	5%
Gross profit margin %	*15.3 %*	*15.0 %*	*14.9 %*	*15.3 %*	*15.1 %*	*30 bp*	*20 bp*
GAAP operating income	$ 19,750	$ 13,036	$ 12,016	$ 12,294	$ 14,894	52%	33%
GAAP operating income %	5.15 %	3.55 %	3.15 %	3.59 %	4.06 %	*160 bp*	*109 bp*
Add: Intangible amortization expense	$ 2,884	$ 2,900	$ 2,949	$ 2,966	$ 2,956	(1)%	(2)%
Add: Tax recovery[a]	$ (2,858)	$ —	$ —	$ —	$ —	*nm	*nm
Non-GAAP operating income	$ 19,776	$ 15,936	$ 14,965	$ 15,260	$ 17,850	24%	11%
Non-GAAP operating income %	*5.15 %*	*4.34 %*	*3.92 %*	*4.45 %*	*4.86 %*	*90 bp*	*30 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 19,750	$ 13,036	$ 12,016	$ 12,294	$ 14,894	52%	33%
Plus:							
Depreciation expense	1,034	1,046	1,172	1,015	916	(1)%	13%
Intangible amortization expense	2,884	2,900	2,948	2,966	2,955	(1)%	(2)%
Interest income	1,834	1,269	1,035	735	648	45%	*183%*
Other income/(expense), net	(280)	(623)	(542)	(28)	(374)	*nm	*nm
EBITDA	25,222	17,628	16,629	16,982	19,039	43%	32%
Adjustments:							
Share-based compensation expense	1,161	760	1,162	1,098	1,426	53%	(19)%
Tax recovery[a]	(2,858)	—	—	—	—	*nm	*nm
Adjusted EBITDA (non-GAAP)	$ 23,525	$ 18,388	$ 17,791	$ 18,080	$ 20,465	28%	15%
Adjusted EBITDA (non-GAAP) %	*6.13 %*	*5.00 %*	*4.66 %*	*5.27 %*	*5.57 %*	*113 bp*	*56 bp*

[a] Recovery of prior period withholding taxes in Brazil.

**nm - percentages are not meaningful*

scansource.com 6 February 7, 2023

ScanSource, Inc.
Earnings Infographic
Q2 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency (Organic Growth) - QTR

($ in thousands)

Net Sales by Segment:

	Q2 FY23	Q2 FY22	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 627,548	$ 496,920	26.3 %
Foreign exchange impact (a)	(1,120)	—	
Net sales, constant currency (non-GAAP)	$ 626,428	$ 496,920	26.1 %
Modern Communications & Cloud:			
Net sales, as reported	$ 383,693	$ 367,159	4.5 %
Foreign exchange impact (a)	(4,497)	—	
Net sales, constant currency (non-GAAP)	$ 379,196	$ 367,159	3.3 %
Consolidated:			
Net sales, as reported	$ 1,011,241	$ 864,079	17.0 %
Foreign exchange impact (a)	(5,617)	—	
Net sales, constant currency (non-GAAP)	$ 1,005,624	$ 864,079	16.4 %

Net Sales by Geography:

	Q2 FY23	Q2 FY22	% Change
United States and Canada:			
Net sales, as reported	$ 909,221	$ 773,660	17.5 %
International:			
Net sales, as reported	$ 102,020	$ 90,419	12.8 %
Foreign exchange impact (a)	(5,617)	—	
Net sales, constant currency (non-GAAP)	$ 96,403	$ 90,419	6.6 %
Consolidated:			
Net sales, as reported	$ 1,011,241	$ 864,079	17.0 %
Foreign exchange impact (a)	(5,617)	—	
Net sales, constant currency (non-GAAP)	$ 1,005,624	$ 864,079	16.4 %

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2022 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended December 31, 2021.

scansource.com 7 February 7, 2023

ScanSource, Inc.
Earnings Infographic
Q2 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22
Adjusted return on invested capital (ROIC), annualized (a)	**15.6 %**	**15.6 %**	**14.9 %**	**18.0 %**	**17.6 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 25,734	$ 24,042	$ 19,947	$ 23,526	$ 23,152
Plus:					
Interest expense	5,060	3,448	1,886	1,483	1,493
Income taxes	10,458	8,241	6,267	9,044	7,257
Depreciation and amortization	7,057	7,228	7,700	7,305	7,229
EBITDA	48,309	42,959	35,800	41,358	39,131
Adjustments:					
Tax recovery (b)	(2,858)	—	—	—	—
Acquisition and divestiture costs	—	—	—	—	(53)
Share-based compensation	3,364	2,316	2,872	2,757	3,464
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 48,815**	**$ 45,275**	**$ 38,672**	**$ 44,115**	**$ 42,542**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 827,004	$ 806,528	$ 806,654	$ 768,525	$ 746,094
Equity - end of quarter	862,386	827,004	806,528	806,654	768,525
Adjustments:					
Tax recovery, net	(1,886)	—	—	—	—
Share-based compensation, net	2,496	1,718	2,134	2,063	2,590
Acquisition and divestiture costs	—	—	—	—	(53)
Discontinued operations net income	—	—	—	—	(100)
Average equity	845,000	817,625	807,658	788,621	758,528
Average funded debt (c)	392,853	336,428	233,445	205,073	200,708
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,237,853**	**$ 1,154,053**	**$ 1,041,103**	**$ 993,694**	**$ 959,236**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Recovery of prior period withholding taxes in Brazil.

(c) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 8 February 7, 2023

ScanSource, Inc.
Earnings Infographic
Q2 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22
Consolidated debt (Q/E)	$ 382,796	$ 326,435	$ 271,170	$ 181,500	$ 196,866
Less:					
Consolidated cash and cash equivalents (Q/E)	(66,445)	(40,472)	(37,987)	(43,539)	(34,123)
Net debt (Q/E)	**$ 316,351**	**$ 285,963**	**$ 233,183**	**$ 137,961**	**$ 162,743**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 25,734	$ 24,042	$ 19,947	$ 23,526	$ 23,152
Plus:					
Interest expense	5,060	3,448	1,886	1,483	1,493
Income taxes	10,458	8,241	6,267	9,044	7,257
Depreciation and amortization	7,057	7,228	7,700	7,305	7,229
EBITDA	48,309	42,959	35,800	41,358	39,131
Adjustments:					
Tax recovery (a)	(2,858)	—	—	—	—
Acquisition and divestiture costs	—	—	—	—	(53)
Share-based compensation	3,364	2,316	2,872	2,757	3,464
Adjusted EBITDA (non-GAAP)	$ 48,815	$ 45,275	$ 38,672	$ 44,115	$ 42,542
Adjusted EBITDA, TTM (b)	**$ 176,877**	**$ 170,604**	**$ 166,723**	**$ 163,350**	**$ 151,234**
Net Debt / Adjusted EBITDA, TTM (b)	**1.8x**	**1.7x**	**1.4x**	**0.8x**	**1.1x**

(a) Recovery of prior period withholding taxes in Brazil.

(b) Adjusted EBITDA for the trailing 12-month period.

scansource.com 9 February 7, 2023

ScanSource, Inc.
Earnings Infographic
Q2 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)	Q2 FY23	Q1 FY23	Q4 FY22	Q3 FY22	Q2 FY22
Accounts Receivable (Q/E)	$ 779,562	$ 744,946	$ 729,442	$ 642,384	$ 613,186
Days sales outstanding in receivables	69	71	68	69	64
Inventory (Q/E)	$ 761,936	$ 675,798	$ 614,814	$ 591,396	$ 562,397
Inventory turns	5.0	5.1	5.6	5.1	5.7
Accounts payable (Q/E)	$ 748,662	$ 710,919	$ 714,177	$ 706,359	$ 653,190
Paid for inventory days*	10.9	7.2	(0.8)	(2.9)	(0.5)
Working Capital (Q/E) (AR+INV-AP)	$ 792,836	$ 709,825	$ 630,079	$ 527,421	$ 522,393
Cash conversion cycle	80	78	67	66	64

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 February 7, 2023

Operating Income, Net Income & EPS - QTR ($ in thousands) Quarter ended December 31, 2022 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring costs Tax recovery, net (a) Non-GAAP measure SG&A expenses $69,074 — — $2,858 $71,932 Operating income 39,432 4,150 — (2,858) 40,724 Net income 25,734 3,093 — (1,886) 26,941 Diluted EPS $1.01 $0.12 — $(0.07) $1.06 (a) Recovery of prior period withholding taxes in Brazil. ($ in thousands) Quarter ended September 30, 2022 Reported GAAP measure Intangible amortization expense Acquisition, divestiture and restructuring cost Tax recovery, net Non-GAAP measure SG&A expenses $71,593 — — — $71,593 Operating income 34,888 4,241 — — 39,129 Net income 24,042 3,161 — — 27,203 Diluted EPS $0.94 $0.12 — — $1.07 ScanSource, Inc. Earnings Infographic Q2 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 11 February 7, 2023

ScanSource, Inc.
Earnings Infographic
Q2 FY2023

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income & EPS - QTR, continued

($ in thousands)	Quarter ended June 30, 2022				
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs	Tax recovery, net	Non-GAAP measure
SG&A expenses	$75,905	—	—	—	$75,905
Operating income	27,424	4,440	—	—	31,864
Net income	19,947	3,319	—	—	23,266
Diluted EPS	$0.78	$0.13	—	—	$0.91

($ in thousands)	Quarter ended March 31, 2022				
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs	Tax recovery, net	Non-GAAP measure
SG&A expenses	$66,522	—	—	—	$66,522
Operating income	32,917	4,457	—	—	37,374
Net income	23,526	3,353	—	—	26,879
Diluted EPS	$0.91	$0.13	—	—	$1.04

($ in thousands)	Quarter ended December 31, 2021				
	Reported GAAP measure	Intangible amortization expense	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Non-GAAP measure
SG&A expenses	$69,161	—	$53	—	$69,214
Operating income	31,498	4,447	(53)	—	35,892
Net income	23,152	3,347	(53)	—	26,446
Diluted EPS	$0.89	$0.13	—	—	$1.02

(a) Acquisition and divestiture costs totaled less than $(0.1) million for the quarter ended December 31, 2021 and are generally nondeductible for tax purposes.

scansource.com 12 February 7, 2023

FY23 Annual Financial Outlook Reconciliation FY23 Outlook GAAP, operating income At least $135 million Intangible amortization $17 million Depreciation expense $12 million Share-based compensation expense $12 million Interest income and other income (expense), net $3 million Tax recovery $(3) million Adjusted EBITDA (non-GAAP) At least $176 million ScanSource, Inc. Earnings Infographic Q2 FY2023 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 February 7, 2023